Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

SECOND QUARTER 2013 RESULTS

SANTA MONICA, CALIFORNIA, August 1, 2013 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three- and six-month periods ended June 30, 2013.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data). This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 8. Unaudited financial highlights are as follows:

	Three-Month Period			Six-Month Period
	Ended June 30,			Ended June 30,
	2013	2012	% Change	2013	2012	% Change
Net revenue	$56,950	$54,491	5%	$106,037	$101,015	5%
Operating expenses (1)	33,412	32,511	3%	65,320	63,517	3%
Corporate expenses (2)	4,736	4,181	13%	9,233	8,062	15%

Consolidated adjusted EBITDA (3)	19,996	18,257	10%	33,376	29,881	12%

Free cash flow (4)	$10,194	$7,220	41%	$13,632	$8,664	57%
Free cash flow per share, basic (4)	$0.12	$0.08	50%	$0.16	$0.10	60%
Free cash flow per share, diluted (4)	$0.11	$0.08	38%	$0.15	$0.10	50%

Net income (loss) applicable to common stockholders	$5,073	$2,066	146%	$4,116	$(1,329)	NM

Net income (loss) per share applicable to common stockholders, basic and diluted	$0.06	$0.02	200%	$0.05	$(0.02)	NM

Weighted average common shares outstanding, basic	87,074,952	85,837,846		86,768,686	85,821,963
Weighted average common shares outstanding, diluted	89,228,790	86,178,331		88,147,914	85,821,963

(1)	Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.3 million of non-cash stock-based compensation for each of the three-month periods ended June 30, 2013 and 2012, and $0.5 million and $0.4 million of non-cash stock-based compensation for the six-month periods ended June 30, 2013 and 2012, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets, gain (loss) on debt extinguishment and other income (loss).
(2)	Corporate expenses include $1.1 million and $0.5 million of non-cash stock-based compensation for the three-month periods ended June 30, 2013 and 2012, respectively, and $1.8 million and $0.6 million of non-cash stock-based compensation for the six-month periods ended June 30, 2013 and 2012, respectively.
(3)	Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income. As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, net interest expense, other income (loss), gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business. Consolidated adjusted EBITDA is also used to make executive compensation decisions.
(4)	Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense, and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less non-cash interest expense relating to discount amortization on our $324 million aggregate principal amount of 8.750% senior secured first lien notes due 2017 (the “Notes”), and less interest income. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During the second quarter, we achieved revenue growth driven by increases in both our television and radio segments. Core revenue (excluding retransmission consent revenue and political advertising revenue) from our television and radio segments outperformed their respective industry averages, and we improved our free cash flow over the second quarter of 2012. Our audience shares remain strong in the nation’s most densely populated Hispanic markets, and we believe we are well positioned to benefit as the U.S. Hispanic market continues to expand and advertisers increasingly recognize the importance of reaching our target audience.”

Financial Results

Three-Month Period Ended June 30, 2013 Compared to Three-Month Period Ended

June 30, 2012

(Unaudited)

	Three-Month Period
	Ended June 30,
	2013	2012	% Change
Net revenue	$56,950	$54,491	5%
Operating expenses (1)	33,412	32,511	3%
Corporate expenses (1)	4,736	4,181	13%
Depreciation and amortization	3,820	4,076	(6)%

Operating income (loss)	14,982	13,723	9%
Interest expense, net	(7,872)	(8,950)	(12)%
Gain (loss) on debt extinguishment	(130)	(1,230)	(89)%

Income (loss) before income taxes	6,980	3,543	97%

Income tax (expense) benefit	(1,907)	(1,477)	29%

Net income (loss)	$5,073	$2,066	146%

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue increased to $57.0 million for the three-month period ended June 30, 2013 from $54.5 million for the three-month period ended June 30, 2012, an increase of $2.5 million. Of the overall increase, $2.2 million came from our television segment and was primarily attributable to increases in local and national advertising revenue, and retransmission consent revenue, partially offset by a decrease in political advertising revenue, which was not material in 2013. Additionally, $0.3 million of the overall increase came from our radio segment and was primarily attributable to an increase in local and national advertising revenue, partially offset by a decrease in political advertising revenue, which was not material in 2013.

Operating expenses increased to $33.4 million for the three-month period ended June 30, 2013 from $32.5 million for the three-month period ended June 30, 2012, an increase of $0.9 million. The increase was primarily attributable to an increase in expenses associated with the increase in net revenue and an increase in salary expense, partially offset by a decrease in bad debt expense.

Corporate expenses increased to $4.7 million for the three-month period ended June 30, 2013 from $4.2 million for the three-month period ended June 30, 2012, an increase of $0.5 million. The increase was primarily attributable to an increase in non-cash stock-based compensation expense.

Entravision Communications

Six-Month Period Ended June 30, 2013 Compared to Six-Month Period Ended

June 30, 2012

(Unaudited)

	Six-Month Period
	Ended June 30,
	2013	2012	% Change
Net revenue	$106,037	$101,015	5%
Operating expenses (1)	65,320	63,517	3%
Corporate expenses (1)	9,233	8,062	15%
Depreciation and amortization	7,775	8,423	(8)%

Operating income (loss)	23,709	21,013	13%
Interest expense, net	(15,649)	(18,046)	(13)%
Gain (loss) on debt extinguishment	(130)	(1,230)	(89)%

Income (loss) before income taxes	7,930	1,737	357%

Income tax (expense) benefit	(3,814)	(3,066)	24%

Net income (loss)	$4,116	$(1,329)	NM

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue increased to $106.0 million for the six-month period ended June 30, 2013 from $101.0 million for the six-month period ended June 30, 2012, an increase of $5.0 million. Of the overall increase, $4.0 million came from our television segment and was primarily attributable to increases in local and national advertising revenue, and retransmission consent revenue, partially offset by a decrease in political advertising revenue, which was not material in 2013. Additionally, $1.0 million of the overall increase came from our radio segment and was primarily attributable to increases in local and national advertising revenue, partially offset by a decrease in political advertising revenue, which was not material in 2013.

Operating expenses increased to $65.3 million for the six-month period ended June 30, 2013 from $63.5 million for the six-month period ended June 30, 2012, an increase of $1.8 million. The increase was primarily attributable to an increase in expenses associated with the increase in net revenue and an increase in salary expense, partially offset by a decrease in bad debt expense.

Corporate expenses increased to $9.2 million for the six-month period ended June 30, 2013 from $8.1 million for the six-month period ended June 30, 2012, an increase of $1.1 million. The increase was primarily attributable to an increase in non-cash stock-based compensation expense.

Entravision Communications

Segment Results

The following represents selected unaudited segment information:

	Three-Month Period			Six-Month Period
	Ended June 30,			Ended June 30,
	2013	2012	% Change	2013	2012	% Change
Net Revenue
Television	$39,590	$37,399	6%	$74,542	$70,563	6%
Radio	17,360	17,092	2%	31,495	30,452	3%

Total	$56,950	$54,491	5%	$106,037	$101,015	5%

Operating Expenses (1)
Television	$19,573	$19,206	2%	$38,487	$37,741	2%
Radio	13,839	13,305	4%	26,833	25,776	4%

Total	$33,412	$32,511	3%	$65,320	$63,517	3%

Corporate Expenses (1)	$4,736	$4,181	13%	$9,233	$8,062	15%

Consolidated adjusted EBITDA (1)	$19,996	$18,257	10%	$33,376	$29,881	12%

(1)	Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2013 second quarter results on August 1, 2013 at 5 p.m. Eastern Time. To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay on the investor relations portion of the Company’s Web site located at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television, radio and digital operations to reach Latino consumers across the United States, as well as the border markets of Mexico. Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s UniMas network, with television stations in 19 of the nation’s top 50 Latino markets. The company owns and/or operates 56 primary television stations and also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 49 owned and operated radio stations. Additionally, Entravision has a variety of cross-platform digital content and sales offerings designed to capitalize on the company’s leadership position within the Latino broadcasting community. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #

(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Brad Edwards
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation

Consolidated Balance Sheets

(In thousands)

	June 30,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$41,066	$36,130
Trade receivables, net of allowance for doubtful accounts	52,417	48,030
Prepaid expenses and other current assets	4,473	4,245

Total current assets	97,956	88,405
Property and equipment, net	59,170	61,435
Intangible assets subject to amortization, net	21,080	22,349
Intangible assets not subject to amortization	220,701	220,701
Goodwill	36,647	36,647
Other assets	13,002	8,514

Total assets	$448,556	$438,051

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current maturities of long-term debt	$200	$150
Advances payable, related parties	118	118
Accounts payable and accrued expenses	37,824	39,158

Total current liabilities	38,142	39,426
Long-term debt, less current maturities (net of bond discount of $2,711 and $2,982)	340,835	340,664
Other long-term liabilities	6,934	7,359
Deferred income taxes	48,495	45,201

Total liabilities	434,406	432,650

Stockholders’ equity
Class A common stock	6	5
Class B common stock	2	2
Class U common stock	1	1
Additional paid-in capital	935,446	930,814
Accumulated deficit	(921,305)	(925,421)

Total stockholders’ equity	14,150	5,401

Total liabilities and stockholders’ equity	$448,556	$438,051

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
Net revenue	$56,950	$54,491	$106,037	$101,015

Expenses:
Direct operating expenses	25,988	22,876	50,213	44,510
Selling, general and administrative expenses	7,424	9,635	15,107	19,007
Corporate expenses	4,736	4,181	9,233	8,062
Depreciation and amortization	3,820	4,076	7,775	8,423

	41,968	40,768	82,328	80,002

Operating income (loss)	14,982	13,723	23,709	21,013
Interest expense	(7,881)	(8,959)	(15,665)	(18,059)
Interest income	9	9	16	13
Gain (loss) on debt extinguishment	(130)	(1,230)	(130)	(1,230)

Income (loss) before income taxes	6,980	3,543	7,930	1,737
Income tax (expense) benefit	(1,907)	(1,477)	(3,814)	(3,066)

Net income (loss) applicable to common stockholders	$5,073	$2,066	$4,116	$(1,329)

Basic and diluted earnings per share:
Net income (loss) per share applicable to common stockholders, basic and diluted	$0.06	$0.02	$0.05	$(0.02)

Weighted average common shares outstanding, basic	87,074,952	85,837,846	86,768,686	85,821,963

Weighted average common shares outstanding, diluted	89,228,790	86,178,331	88,147,914	85,821,963

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
Cash flows from operating activities:
Net income (loss)	$5,073	$2,066	$4,116	$(1,329)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,820	4,076	7,775	8,423
Deferred income taxes	1,452	1,299	3,294	2,405
Amortization of debt issue costs	575	574	1,030	1,137
Amortization of syndication contracts	151	188	302	381
Payments on syndication contracts	(326)	(467)	(651)	(934)
Non-cash stock-based compensation	1,369	737	2,241	998
(Gain) loss on debt extinguishment	130	1,230	130	1,230
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in accounts receivable	(6,243)	(7,040)	(4,327)	(3,771)
(Increase) decrease in prepaid expenses and other assets	374	467	(454)	(177)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	8,055	9,541	(637)	(1,998)

Net cash provided by (used in) operating activities	14,430	12,671	12,819	6,365

Cash flows from investing activities:
Purchases of property and equipment and intangibles	(2,050)	(2,483)	(4,605)	(3,647)

Net cash provided by (used in) investing activities	(2,050)	(2,483)	(4,605)	(3,647)

Cash flows from financing activities:
Proceeds from issuance of common stock	2,041	—	2,392	—
Payments on long-term debt	(50)	(20,600)	(50)	(20,600)
Payments of capitalized debt offering and issuance costs	(5,620)	—	(5,620)	(80)

Net cash provided by (used in) financing activities	(3,629)	(20,600)	(3,278)	(20,680)

Net increase (decrease) in cash and cash equivalents	8,751	(10,412)	4,936	(17,962)
Cash and cash equivalents:
Beginning	32,315	51,169	36,130	58,719

Ending	$41,066	$40,757	$41,066	$40,757

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities

(In thousands; unaudited)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
Consolidated adjusted EBITDA (1)	$19,996	$18,257	$33,376	$29,881

Interest expense	(7,881)	(8,959)	(15,665)	(18,059)
Interest income	9	9	16	13
Income tax (expense) benefit	(1,907)	(1,477)	(3,814)	(3,066)
Amortization of syndication contracts	(151)	(188)	(302)	(381)
Payments on syndication contracts	326	467	651	934
Non-cash stock-based compensation included in direct operating expenses	(295)	(43)	(479)	(56)
Non-cash stock-based compensation included in selling, general and administrative expenses	—	(215)	—	(324)
Non-cash stock-based compensation included in corporate expenses	(1,074)	(479)	(1,762)	(618)
Depreciation and amortization	(3,820)	(4,076)	(7,775)	(8,423)
Gain (loss) on debt extinguishment	(130)	(1,230)	(130)	(1,230)

Net income (loss)	5,073	2,066	4,116	(1,329)

Depreciation and amortization	3,820	4,076	7,775	8,423
Deferred income taxes	1,452	1,299	3,294	2,405
Amortization of debt issue costs	575	574	1,030	1,137
Amortization of syndication contracts	151	188	302	381
Payments on syndication contracts	(326)	(467)	(651)	(934)
Non-cash stock-based compensation	1,369	737	2,241	998
(Gain) loss on debt extinguishment	130	1,230	130	1,230
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in accounts receivable	(6,243)	(7,040)	(4,327)	(3,771)
(Increase) decrease in prepaid expenses and other assets	374	467	(454)	(177)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	8,055	9,541	(637)	(1,998)

Cash flows from operating activities	$14,430	$12,671	$12,819	$6,365

(1)	Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Net Income (Loss)

(In thousands; unaudited)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2013	2012	2013	2012
Consolidated adjusted EBITDA (1)	$19,996	$18,257	$33,376	$29,881
Net interest expense (1)	7,297	8,376	14,619	16,909
Cash paid for income taxes	455	178	520	661
Capital expenditures (2)	2,050	2,483	4,605	3,647

Free cash flow (1)	10,194	7,220	13,632	8,664

Capital expenditures (2)	2,050	2,483	4,605	3,647
Amortization of debt issue costs	(575)	(574)	(1,030)	(1,137)
Non-cash income tax expense	(1,452)	(1,299)	(3,294)	(2,405)
Amortization of syndication contracts	(151)	(188)	(302)	(381)
Payments on syndication contracts	326	467	651	934
Non-cash stock-based compensation included in direct operating expenses	(295)	(43)	(479)	(56)
Non-cash stock-based compensation included in selling, general and administrative expenses	—	(215)	—	(324)
Non-cash stock-based compensation included in corporate expenses	(1,074)	(479)	(1,762)	(618)
Depreciation and amortization	(3,820)	(4,076)	(7,775)	(8,423)
Gain (loss) on debt extinguishment	(130)	(1,230)	(130)	(1,230)

Net income (loss)	$5,073	$2,066	$4,116	$(1,329)

(1)	Consolidated adjusted EBITDA, net interest expense, and free cash flow are defined on page 1.
(2)	Capital expenditures is not part of the consolidated statement of operations.